UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2019

MAXAR TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38228	83-2809420
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. 120th Avenue, Westminster, Colorado		80234
(Address of principal executive offices)		(Zip Code)

303-684-2207
(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, at $0.0001 par value	MAXR	New York Stock Exchange, Toronto Stock Exchange
Series A Junior Participating Preferred Stock, at $0.01 par value	---	---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On December 11, 2019 (“Escrow Release Date”), proceeds of the sale of $1.0 billion in aggregate principal amount of 9.750% Senior Secured Notes due 2023 (“Notes”) issued by SSL Robotics LLC (“SSL Robotics”), a wholly-owned subsidiary of Maxar Technologies Inc. (“Company”), were released from escrow subsequent to the consummation on December 10, 2019 of the Company’s previously-announced Palo Alto real estate sale and leaseback agreements (“Asset Sale”). Concurrently with the release of the proceeds from escrow on the Escrow Release Date, (i) the Company assumed the obligations of SSL Robotics under the Notes and the Indenture (as defined below), and the Notes became senior, first-priority secured obligations of the Company and (ii) the Company’s subsidiaries that are guarantors under its existing syndicated credit facility (“Syndicated Credit Facility” and such guarantors, the “Guarantors”) provided guarantees of the Notes on a senior, first-priority secured basis (“Guarantees”) by entering into a Supplemental Indenture (“Supplemental Indenture”), dated as of December 11, 2019, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. In addition, on the Escrow Release Date, the Company and the Guarantors also entered into certain security documents and collateral arrangements, an acknowledgement to a first lien intercreditor agreement, and in the case of the Guarantors, a joinder agreement to the purchase agreement for the Notes.

Upon the release of proceeds from escrow, the Company used the net proceeds from the Notes offering, together with net cash proceeds received from the Asset Sale, to repay all borrowings that were outstanding as of September 30, 2019 under its Revolving Credit Facility, Term Loan A-1 and Term Loan A-2, each under the Syndicated Credit Facility, and to pay certain fees and expenses related to the offering of the Notes, the use of proceeds therefrom and the amendment of the Syndicated Credit Facility (“Credit Facility Amendment”) pursuant to the Third Amending Agreement, dated November 4, 2019, to the Syndicated Credit Facility (“Third Amending Agreement”), attached hereto as Exhibit 4.2 and incorporated herein by reference. The Credit Facility Amendment became unconditional concurrently with consummation of the foregoing transactions and delivery of certain other documentary conditions precedent set forth in the Third Amending Agreement.

The Notes were issued by SSL Robotics pursuant to an Indenture, dated as of December 2, 2019 (“Indenture”), by and among SSL Robotics and Wilmington Trust, National Association, as trustee and as notes collateral agent, which governs the terms of the Notes, a copy of which was attached as Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 2, 2019 and which is incorporated herein by reference. The Notes were offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act. The proceeds from the sale of Notes were initially held in escrow until the Company received the net cash proceeds from the Asset Sale.

The foregoing description of the Indenture, the Supplemental Indenture and the Third Amending Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such documents.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01.          Other Events.

On December 11, 2019, the Company issued a press release regarding the effectiveness of the Credit Facility Amendment and the release of the proceeds from the offering and sale of the Notes from escrow on the Escrow Release Date.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy securities. Any offers of the securities will be made only by means of a private offering memorandum. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state laws.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to Item 8.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act and shall not be otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this Current Report that is required to be disclosed solely by Item 8.01. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report under Item 8.01 is current only as of the date hereof and may change thereafter.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1

Supplemental Indenture No. 1, dated as of December 11, 2019, among SSL Robotics LLC, Maxar Technologies Inc., each of the guarantors parties thereto and Wilmington Trust, National Association, as trustee and notes collateral agent

4.2

Third Amending Agreement to the Restated Credit Agreement, dated as of November 4, 2019, among Maxar Technologies Inc., MDA Systems Holdings Ltd., the lenders from time to time party thereto and Royal Bank of Canada, as administrative agent and collateral agent

99.1	Press Release of Maxar Technologies, Inc. dated December 11, 2019

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 11, 2019	Maxar Technologies Inc.

	By:	/s/ James C. Lee
Name: James C. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary